                               AIM BLUE CHIP FUND

[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 APRIL 30, 1998

                      -------------------------------------

                               AIM BLUE CHIP FUND

                                For shareholders

                       who seek a relatively conservative

                       investment portfolio that contains

                          the stocks of top-performing

                           companies within designated

                                business sectors.

                      -------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A performance reflects the maximum 5.50% sales charge, and Class B and C share performance reflects the applicable contingent deferred sales charge (CDSC). The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and C shares will differ from Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not be annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds tracked by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Russell 1000 Index measures the performance of 1000 large-company stocks.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested interest and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                    Dear Fellow Shareholder:

                    When we last reported to you, for the fiscal year ended
    [PHOTO OF       October 31, 1997, equity markets worldwide had just been
                    shaken by the currency crisis in Southeast Asia. By the
    Charles T.      April 30, 1998, end of this six-month reporting period, most markets had recovered nicely, with domestic equities
      Bauer,        reaching new highs and European markets outdoing even the
                    U.S.'s heady pace. Only Asian markets remained in the
   Chairman of      doldrums. Bonds have turned in a solid performance with
                    generous real returns, though not as spectacular as some had
   the Board of     predicted when the Asian crisis first broke.
                        Good economic news has been arriving almost daily early
     THE FUND       in 1998. Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its
   APPEARS HERE]    highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion, and the buoyant financial markets that accompany it, will continue for the foreseeable future.
    Nevertheless, by the close of this reporting period, many market participants were uneasy. Some worried that economic growth was so robust and labor markets so tight that the Federal Reserve Board would raise interest rates to keep inflation at bay. Historically, it has been events such as a rise in interest rates--or more ominous occurrences such as wars--that have ended bull markets as experienced in this decade. Other participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, this bull market will end one day, and markets became less ebullient shortly after this reporting period closed. In the face of uncertainty, the best course for investors is to remain realistic and ready. The market advances of the past three years have been unprecedented and may have fostered unrealistic expectations among investors. We have never experienced two years in a row of market returns above 30%, let alone three. Investors would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months, you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

BLUE CHIP STOCKS LEAD MARKET CHARGE

================================================================================
FUND VS. INDEX
--------------------------------------------------------------------------------

Six months ended 4/30/98

   18.15%         21.34%

   Lipper         Class A
Growth Fund       Shares
   Index
================================================================================
A roundtable discussion with the Fund management team for AIM Blue Chip Fund for the six months ended April 30, 1998.
--------------------------------------------------------------------------------

Q. AFTER SHAKING OFF THE EFFECTS OF THE ASIAN CURRENCY CRISIS, THE STOCK MARKET SOARED TO NEW HEIGHTS. HOW DID AIM BLUE CHIP FUND PERFORM?

A. A strong rally in the stock market, led by large-cap stocks, helped your Fund to register impressive returns for the reporting period.

        For the six months ended April 30, 1998, the Fund posted a cumulative total return of 21.34%, 20.94%, and 20.91% for Class A, B, and C shares, respectively. That bested the 18.15% total return for the Lipper Growth Fund Index and was competitive with the 21.93% total return for the Russell 1000 Index. The Fund's performance was especially strong for the year ended April 30, 1998. Total return was 42.09% for Class A shares and 41.07% for Class B shares. By comparison, the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Russell 1000 Index, and the Lipper Growth Fund Index had total returns of 41.06%, 42.15%, and 39.82%, respectively. Class C shares commenced sales on August 4, 1997, and had a cumulative total return of 17.21% through April 30, 1998. Since our last report six months ago, net assets in the Fund have grown from $766 million to more than $1.3 billion.

Q.  WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE REPORTING PERIOD?

A. For the first three months of the reporting period, the stock market was still feeling the effects of the Asian currency crisis. Markets were slow to recover from a significant drop in October, just before the reporting period began, as investors were concerned about the impact of the Asian currency devaluations on corporate profits worldwide.
        However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates--two forces that could potentially undermine corporate profits--continued to be low. In this environment, the Dow Jones Industrial Average resumed its upward climb in late January and passed the 9000 point mark in April to set a new record.

Q.  IN THIS ENVIRONMENT, HOW DID LARGE-CAP STOCKS FARE?

A. When markets skyrocketed in the second half of the reporting period, large-cap stocks--particularly, the stocks of the very largest companies, the so-called "mega caps"--led the charge. In the uncertain market environment created by the Asian currency crisis, investors gravitated to the stocks of large, well-known companies--firms such as General Electric Co., Coca-Cola Co., and Exxon Corp., which were represented in the Fund's portfolio. Additionally, foreign investors, who began shifting more assets into the American stock market in 1997, were attracted to the equities of larger companies with global reputations.
        Toward the end of the reporting period, however, the market rally began to broaden to include the stocks of mid-sized and small companies with greater earnings potential. Indeed, virtually all classes of stocks posted respectable gains for the six months ended April 30, 1998. Also, investors shifted their focus to the stocks of companies that are expected to experience more rapid earnings growth as opposed to stocks that are undervalued relative to the market.

Q.  HOW DID THE FUND TAKE ADVANTAGE OF THESE TRENDS?

A. Since large-cap stocks comprised 92% of the portfolio as of April 30, 1998, your Fund was in an excellent position to take advantage of the strong rally in that segment of the market. The Fund also benefited when the rally extended beyond mega-cap stocks because it is essentially equally weighted in its holdings.
        In selecting stocks for the portfolio, the Fund incorporates the value and growth philosophies. We look for the lower-priced stocks of companies that have greater earnings prospects. At the end of the reporting period, the Fund favored the stocks of companies with greater earnings prospects and that helped to enhance performance.

Q.  HOW WAS THE FUND POSITIONED AS OF APRIL 30, 1998?

A. At the end of the reporting period, the Fund's top holdings were in the following sectors: financial, 19%; technology, 18%; and health care, 12%. In the past six months, we have slightly increased our technology holdings while maintaining about the same exposure in the financial and health-care sectors.

        See important fund and index disclosures on inside front cover.

As of 4/30/98, based on total net assets


================================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
1. Pfizer Inc.                  1.49%        1. Financial (Diversified)                     5.78%

2. General Electric Co.         1.49         2. Computers (Software & Services)             5.33

3. Microsoft Corp.              1.38         3. Health Care (Diversified)                   3.67

4. Warner-Lambert Co.           1.31         4. Health Care (Drugs--Major Pharmaceuticals)  3.58

5. Merck & Co., Inc.            1.27         5. Manufacturing (Diversified)                 3.45

6. Tyco International Ltd.      1.27         6. Oil (International Integrated)              2.83

7. Service Corp. International  1.25         7. Banks (Major Regional)                      2.77

8. WorldCom, Inc.               1.18         8. Insurance (Multi-Line)                      2.74

9. Intel Corp.                  1.18         9. Telecommunications (Long Distance)          2.54

10.Dell Computer Corp.          1.18         10.Health Care (Medical Products & Supplies)   2.51

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================================


Q.  WHY DID FINANCIAL-COMPANY STOCKS PERFORM SO WELL?

A. The financial sector continued to benefit from falling interest rates, low inflation, and a buoyant stock market as well as an ongoing series of mergers and acquisitions. In April, for example, financial-services giants Travelers Group, Inc., and Citicorp--two stocks represented in the portfolio--agreed to the largest corporate merger in history--an estimated $76 billion transaction. Both companies reported solid earnings for the first quarter of 1998.
        The Fund also benefited from owning the stocks of such companies as Merrill Lynch & Co., Allstate Corp., and Morgan Stanley Dean Witter.

Q.  HOW DID TECHNOLOGY STOCKS FARE FOR THE REPORTING PERIOD?

A. Technology stocks, which sustained losses toward the end of 1997 because of the Asian crisis, rebounded early in 1998, even though several large technology companies reported earnings disappointments. However, we remain optimistic about this sector, which should benefit from ongoing efforts to solve the so-called millennium problem--the critical need to reprogram older computers to recognize the Year 2000. Moreover, we only select the stocks of technology companies that meet our earnings criteria.
        Technology stocks that we found attractive included Dell Computer Corp., which has reported a series of earnings increases. Moreover, personal computer sales were strong in the first quarter of 1998, which bodes well for the company and other computer manufacturers. Other technology stocks which performed well for the Fund included Lucent Technologies, a leading provider of network communications, and BMC Software, which develops and markets software products for large enterprises. Both companies reported strong earnings for the first quarter of 1998.

Q.  WHAT MAKES HEALTH-CARE STOCKS ATTRACTIVE?

A. As the population ages, we expect the health-care industry to remain vibrant. This sector, particularly major pharmaceutical manufacturers, benefited from the introduction of a series of new products. For example, Lilly (Eli) & Co., one of the companies represented in the portfolio, reported a 20% jump in earnings for the first quarter of 1998 after developing a new drug for combating osteoporosis in women. Merck & Co., another solid-performing stock for the Fund, has developed an anti-migraine drug which is currently being reviewed for marketing in the U.S.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. As 1998 nears its mid point, conditions appear to be favorable for stocks. The economy is growing at a healthy pace, and interest rates and inflation remain low. And while the Federal Reserve Board left monetary policy unchanged at its May meeting, it has hinted that it could raise interest rates if economic growth remains strong. Such an increase in interest rates could have a negative impact on corporate profits.
        Indeed, profits, particularly for the very largest companies, appear to be gravitating toward the single-digit level. At the same time, profits remain robust for many companies outside the mega-cap arena. We believe that if this trend continues, it could make the stocks of these companies increasingly more attractive and vault them into a position of market leadership. Such a development could be beneficial for the Fund.
        Regardless, we believe the Fund's diversification and flexibility in picking stocks will enable it to be well-positioned in different market environments.

                     -------------------------------------

                           . . . we believe the Fund's

                         diversification and flexibility

                       in picking stocks will enable it to

                         be well-positioned in different

                              market environments.

                     -------------------------------------

        See important fund and index disclosures on inside front cover.

For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now...
So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS
o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU
Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT
Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.
o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE
Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.




This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-89.96%

AEROSPACE/DEFENSE-0.50%

Precision Castparts Corp.               110,000  $    6,833,750
---------------------------------------------------------------

AIR FREIGHT-0.31%

CNF Transportation Inc.                 110,000       4,248,750
---------------------------------------------------------------

AIRLINES-0.47%

Delta Air Lines, Inc.                    55,000       6,393,750
---------------------------------------------------------------

ALUMINUM-0.45%

Aluminum Co. of America                  80,000       6,200,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.55%

Lear Corp.(a)                           140,000       7,498,750
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.77%

Fifth Third Bancorp                     187,500      10,312,500
---------------------------------------------------------------
Norwest Corp.                           185,000       7,342,188
---------------------------------------------------------------
State Street Corp.                      105,000       7,507,500
---------------------------------------------------------------
UBS-Union Bank of Switzerland
  (Switzerland)                           8,000      12,879,322
---------------------------------------------------------------
                                                     38,041,510
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.22%

BankAmerica Corp.                        90,000       7,650,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)             100,000      13,856,250
---------------------------------------------------------------
Citicorp                                 60,000       9,030,000
---------------------------------------------------------------
                                                     30,536,250
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.02%

Coca-Cola Co.                           185,000      14,036,875
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.18%

CBS Corp.                               250,000       8,906,250
---------------------------------------------------------------
Comcast Corp.-Class A                   200,000       7,162,500
---------------------------------------------------------------
                                                     16,068,750
---------------------------------------------------------------

CHEMICALS-0.56%

Du Pont (E.I.) de Nemours & Co.         105,000       7,645,312
---------------------------------------------------------------
CHEMICALS (DIVERSIFIED)-1.05%
Goodrich (B.F.) Co.                     140,000       7,533,750
---------------------------------------------------------------
Monsanto Co.                            130,000       6,873,750
---------------------------------------------------------------
                                                     14,407,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
CHEMICALS (SPECIALTY)-0.52%

Crompton & Knowles Corp.                240,000  $    7,185,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.64%

Lucent Technologies, Inc.               200,000      15,225,000
---------------------------------------------------------------
Northern Telecom Ltd.-ADR (Canada)      120,000       7,305,000
---------------------------------------------------------------
                                                     22,530,000
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.13%

Compaq Computer Corp.                   200,000       5,612,500
---------------------------------------------------------------
Dell Computer Corp.(a)                  200,000      16,150,000
---------------------------------------------------------------
International Business Machines
  Corp.                                  65,000       7,531,875
---------------------------------------------------------------
                                                     29,294,375
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.83%

Cisco Systems, Inc.(a)                  155,000      11,353,750
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.12%

EMC Corp.(a)                            330,000      15,221,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-5.33%

America Online, Inc.                    100,000       8,000,000
---------------------------------------------------------------
BMC Software, Inc.(a)                   160,000      14,970,000
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)         300,000      10,893,750
---------------------------------------------------------------
Computer Associates International,
  Inc.                                  180,000      10,541,250
---------------------------------------------------------------
HBO & Co.                               165,000       9,869,062
---------------------------------------------------------------
Microsoft Corp.(a)                      210,000      18,926,250
---------------------------------------------------------------
                                                     73,200,312
---------------------------------------------------------------

CONSUMER FINANCE-0.57%

Household International, Inc.            60,000       7,886,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.02%

Cardinal Health, Inc.                   145,000      13,956,250
---------------------------------------------------------------

ELECTRIC COMPANIES-1.63%

American Electric Power Co.              60,000       2,865,000
---------------------------------------------------------------
CINergy Corp.                           165,000       5,754,375
---------------------------------------------------------------
Duke Power Co.                          110,000       6,366,250
---------------------------------------------------------------
Edison International                    250,000       7,453,125
---------------------------------------------------------------
                                                     22,438,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRICAL EQUIPMENT-2.58%

Emerson Electric Co.                     80,000  $    5,090,000
---------------------------------------------------------------
General Electric Co.                    240,000      20,430,000
---------------------------------------------------------------
SCI Systems, Inc.(a)                    240,000       9,885,000
---------------------------------------------------------------
                                                     35,405,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.71%

Intel Corp.                             200,000      16,162,500
---------------------------------------------------------------
Xilinx, Inc.                            160,000       7,320,000
---------------------------------------------------------------
                                                     23,482,500
---------------------------------------------------------------

ENTERTAINMENT-0.91%

Walt Disney Co. (The)                   100,000      12,431,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.79%

Applied Materials, Inc.(a)              300,000      10,837,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.78%

American Express Co.                    140,000      14,280,000
---------------------------------------------------------------
Fannie Mae                              240,000      14,370,000
---------------------------------------------------------------
Freddie Mac                             310,000      14,356,875
---------------------------------------------------------------
MBIA, Inc.                              100,000       7,462,500
---------------------------------------------------------------
MGIC Investment Corp.                   220,000      13,860,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        190,000      14,986,250
---------------------------------------------------------------
                                                     79,315,625
---------------------------------------------------------------

FOODS-0.39%

Sara Lee Corp.                           90,000       5,360,625
---------------------------------------------------------------

FOOTWEAR-0.51%

Adidas A.G. (Germany)                    42,000       6,964,494
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.67%

Abbott Laboratories                     100,000       7,312,500
---------------------------------------------------------------
American Home Products Corp.            110,000      10,243,750
---------------------------------------------------------------
Bristol-Myers Squibb Co.                 70,000       7,411,250
---------------------------------------------------------------
Johnson & Johnson                       105,000       7,494,375
---------------------------------------------------------------
Warner-Lambert Co.                       95,000      17,972,812
---------------------------------------------------------------
                                                     50,434,687
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-3.58%

Lilly (Eli) & Co.                       160,000      11,130,000
---------------------------------------------------------------
Merck & Co., Inc.                       145,000      17,472,500
---------------------------------------------------------------
Pfizer Inc.                             180,000      20,486,250
---------------------------------------------------------------
                                                     49,088,750
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.81%

HEALTHSOUTH Corp.(a)                    370,000      11,169,375
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.51%

Arterial Vascular Engineering,
  Inc.(a)                               200,000  $    7,075,000
---------------------------------------------------------------
Becton, Dickinson & Co.                 150,000      10,443,750
---------------------------------------------------------------
Guidant Corp.                           155,000      10,365,625
---------------------------------------------------------------
Medtronic, Inc.                         125,000       6,578,125
---------------------------------------------------------------
                                                     34,462,500
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.50%

Colgate-Palmolive Co.                   120,000      10,762,500
---------------------------------------------------------------
Procter & Gamble Co. (The)              120,000       9,862,500
---------------------------------------------------------------
                                                     20,625,000
---------------------------------------------------------------

HOUSEWARES-0.23%

Sunbeam Corp., Inc.                     125,000       3,140,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.83%

Conseco, Inc.                           140,000       6,947,500
---------------------------------------------------------------
Torchmark Corp.                         100,000       4,456,250
---------------------------------------------------------------
                                                     11,403,750
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.74%

American International Group, Inc.      110,000      14,471,875
---------------------------------------------------------------
CIGNA Corp.                              35,000       7,242,812
---------------------------------------------------------------
Travelers Group, Inc.                   260,000      15,908,750
---------------------------------------------------------------
                                                     37,623,437
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.79%

Allstate Corp. (The)                    150,000      14,437,500
---------------------------------------------------------------
Progressive Corp.                        75,000      10,157,812
---------------------------------------------------------------
                                                     24,595,312
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.09%

Merrill Lynch & Co., Inc.               170,000      14,917,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.78%

Franklin Resources, Inc.                200,000      10,700,000
---------------------------------------------------------------

LODGING-HOTELS-1.01%

Carnival Corp.-Class A                  200,000      13,912,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.17%

Dover Corp.                             175,000       6,912,500
---------------------------------------------------------------
Ingersoll-Rand Co.                      200,000       9,212,500
---------------------------------------------------------------
                                                     16,125,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.45%

Corning Inc.(b)                         100,000       4,000,000
---------------------------------------------------------------
Thermo Electron Corp.(a)                280,000      11,147,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MANUFACTURING (DIVERSIFIED)-3.45%-(CONTINUED)

Tyco International Ltd.                 320,000  $   17,440,000
---------------------------------------------------------------
United Technologies Corp.               150,000      14,765,625
---------------------------------------------------------------
                                                     47,353,125
---------------------------------------------------------------

NATURAL GAS-0.81%

El Paso Natural Gas Co.                 300,000      11,081,250
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.97%

BJ Services Co.(a)                      200,000       7,500,000
---------------------------------------------------------------
Halliburton Co.                         145,000       7,975,000
---------------------------------------------------------------
Schlumberger Ltd.                       140,000      11,602,500
---------------------------------------------------------------
                                                     27,077,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-2.83%

Exxon Corp.                             200,000      14,587,500
---------------------------------------------------------------
Texaco, Inc.                            170,000      10,455,000
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)             245,000      13,857,813
---------------------------------------------------------------
                                                     38,900,313
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.47%

Bowater, Inc.                           115,000       6,432,812
---------------------------------------------------------------

PERSONAL CARE-1.36%

Avon Products, Inc.                     100,000       8,218,750
---------------------------------------------------------------
Gillette Co.                             90,000      10,389,375
---------------------------------------------------------------
                                                     18,608,125
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.62%

Xerox Corp.                              75,000       8,512,500
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.54%

New York Times Co.-Class A              105,000       7,448,438
---------------------------------------------------------------

RAILROADS-0.43%

Canadian National Railway Co.
  (Canada)                               90,000       5,855,625
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.44%

Starwood Hotels & Resorts               120,000       6,022,500
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.76%

Home Depot, Inc.                        150,000      10,443,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.52%

Ingram Micro, Inc.-Class A(a)           155,000       7,071,875
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.36%

Kohl's Corp.                            120,000       4,957,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-1.23%

CVS Corp.                               135,000       9,956,250
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (DRUG STORES)-(CONTINUED)

Rite Aid Corp.                          215,000  $    6,906,875
---------------------------------------------------------------
                                                     16,863,125
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.48%

Kroger Co.(a)                           230,000       9,631,250
---------------------------------------------------------------
Safeway, Inc.(a)                        280,000      10,710,000
---------------------------------------------------------------
                                                     20,341,250
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.49%

Costco Companies, Inc.(a)               195,000      10,895,626
---------------------------------------------------------------
Wal-Mart Stores, Inc.                   190,000       9,606,875
---------------------------------------------------------------
                                                     20,502,501
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.24%

Gap, Inc.                               210,000      10,801,876
---------------------------------------------------------------
TJX Companies, Inc.                     140,000       6,195,000
---------------------------------------------------------------
                                                     16,996,876
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.76%

Ahmanson (H.F.) & Co.                    55,000       4,193,750
---------------------------------------------------------------
Washington Mutual, Inc.                  90,000       6,305,626
---------------------------------------------------------------
                                                     10,499,376
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.51%

Interpublic Group of Companies,
  Inc.                                  110,000       7,026,250
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.25%

Service Corp. International             415,000      17,118,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.40%

Equifax, Inc.                           250,000       9,671,875
---------------------------------------------------------------
Fiserv, Inc.(a)                         145,000       9,479,376
---------------------------------------------------------------
                                                     19,151,251
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.54%

AT&T Corp.                              225,000      13,514,062
---------------------------------------------------------------
MCI Communications Corp.                100,000       5,031,250
---------------------------------------------------------------
WorldCom, Inc.(a)                       380,000      16,256,875
---------------------------------------------------------------
                                                     34,802,187
---------------------------------------------------------------

TELEPHONE-2.48%

BellSouth Corp.                         210,000      13,479,375
---------------------------------------------------------------
Cincinnati Bell, Inc.                   175,000       6,693,750
---------------------------------------------------------------
SBC Communications, Inc.                335,000      13,881,563
---------------------------------------------------------------
                                                     34,054,688
---------------------------------------------------------------

TOBACCO-0.77%

Philip Morris Companies, Inc.           285,000      10,634,062
---------------------------------------------------------------
         Total Common Stocks (Cost
           $942,470,449)                          1,234,728,193
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS-0.60%

POWER PRODUCERS (INDEPENDENT)-0.60%

AES Trust II-$2.75 Conv. Pfd.
  (Acquired 01/21/98-03/19/98;
  Cost $5,657,894)(c)                   111,700  $    6,500,382
---------------------------------------------------------------
CalEnergy Capital Trust-$3.25
  Conv. Pfd. (Acquired 01/09/98;
  Cost $1,485,700)(c)                    35,800       1,753,269
---------------------------------------------------------------
         Total Convertible
           Preferred Stocks (Cost
           $7,143,594)                                8,253,651
---------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
U.S. TREASURY BILLS-3.51%(d)

4.91%, 06/25/98 (Cost $48,160,168)  $48,535,000(e)     48,160,168
----------------------------------------------------------------

                                     PRINCIPAL        MARKET
                                      AMOUNT          VALUE
REPURCHASE AGREEMENTS-5.79%(f)

Dean Witter Reynolds, Inc., 5.55%,
  05/01/98(g)                       $   440,856   $      440,856
----------------------------------------------------------------
Goldman, Sachs & Co., 5.30%,
  05/01/98(h)                        79,000,000       79,000,000
----------------------------------------------------------------
         Total Repurchase
           Agreements (Cost
           $79,440,856)                               79,440,856
----------------------------------------------------------------
TOTAL INVESTMENTS-99.86%                           1,370,582,868
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.14%                                    1,927,020
----------------------------------------------------------------
NET ASSETS-100.00%                                $1,372,509,888
================================================================

Abbreviations:

Conv.  - Convertible
Pfd.   - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to put options purchased. See Note 7.
(c) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/98 was $8,253,651 which represented 0.60% of the Fund's net assets.
(d) U.S. Treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contract. See Note 8.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(h) Joint repurchase agreement entered into 04/30/98 with a maturing value of $434,638,319. Collateralized by $432,438,000 U.S. Government obligations, 3.625% to 7.125% due 09/30/99 to 08/15/23 with an aggregate market value at 04/30/98 of $443,699,960.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,077,215,067)                          $1,370,582,868
---------------------------------------------------------
Foreign currencies, at value (cost
  $390,183)                                       385,293
---------------------------------------------------------
Receivables for:
  Investments sold                              1,086,432
---------------------------------------------------------
  Capital stock sold                           13,160,999
---------------------------------------------------------
  Dividends and interest                          802,275
---------------------------------------------------------
  Options purchased                                69,375
---------------------------------------------------------
  Variation margin                              1,008,000
---------------------------------------------------------
Investment for deferred compensation plan           7,927
---------------------------------------------------------
Other assets                                       83,496
---------------------------------------------------------
    Total assets                            1,387,186,665
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        10,710,765
---------------------------------------------------------
  Capital stock reacquired                      2,213,701
---------------------------------------------------------
  Deferred compensation                             7,927
---------------------------------------------------------
Accrued advisory fees                             715,303
---------------------------------------------------------
Accrued administrative services fees                6,475
---------------------------------------------------------
Accrued directors' fees                             1,219
---------------------------------------------------------
Accrued distribution fees                         657,615
---------------------------------------------------------
Accrued transfer agent fees                       218,160
---------------------------------------------------------
Accrued operating expenses                        145,612
---------------------------------------------------------
    Total liabilities                          14,676,777
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $1,372,509,888
=========================================================

NET ASSETS:

Class A                                    $  826,071,676
=========================================================
Class B                                    $  521,616,290
=========================================================
Class C                                    $   24,821,922
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                22,470,801
=========================================================
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                14,300,268
=========================================================
  Class C:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                   680,724
=========================================================
Class A:

  Net asset value and redemption price
    per share                              $        36.76
=========================================================
  Offering price per share:
    (Net asset value of $36.76 divided
     by 94.50%)                            $        38.90
=========================================================
Class B:

  Net asset value and offering price per
    share                                  $        36.48
=========================================================
Class C:

  Net asset value and offering price per
    share                                  $        36.46
=========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $47,214 foreign
  withholding tax)                          $  4,944,538
--------------------------------------------------------
Interest                                       3,539,090
--------------------------------------------------------
    Total investment income                    8,483,628
--------------------------------------------------------

EXPENSES:

Advisory fees                                  3,393,383
--------------------------------------------------------
Administrative services fees                      36,000
--------------------------------------------------------
Custodian fees                                    49,764
--------------------------------------------------------
Directors' fees                                    6,155
--------------------------------------------------------
Distribution fees -- Class A                   1,117,878
--------------------------------------------------------
Distribution fees -- Class B                   1,835,756
--------------------------------------------------------
Distribution fees -- Class C                      52,596
--------------------------------------------------------
Transfer agent fees -- Class A                   510,951
--------------------------------------------------------
Transfer agent fees -- Class B                   387,962
--------------------------------------------------------
Transfer agent fees -- Class C                    11,115
--------------------------------------------------------
Other                                            362,368
--------------------------------------------------------
    Total expenses                             7,763,928
--------------------------------------------------------
Less: Expenses paid indirectly                    (6,276)
--------------------------------------------------------
    Net expenses                               7,757,652
--------------------------------------------------------
Net investment income                            725,976
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES, FUTURES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
    Investment securities                      5,949,388
--------------------------------------------------------
    Foreign currencies                           (19,917)
--------------------------------------------------------
    Futures contracts                          8,456,735
--------------------------------------------------------
                                              14,386,206
--------------------------------------------------------
Net unrealized appreciation (depreciation) of:
    Investment securities                    182,367,756
--------------------------------------------------------
    Foreign currencies                            (3,710)
--------------------------------------------------------
    Futures contracts                          2,812,875
--------------------------------------------------------
    Option contracts                              27,225
--------------------------------------------------------
                                             185,204,146
--------------------------------------------------------
    Net gain from investment securities,
      foreign currencies, futures and
      option contracts                       199,590,352
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $200,316,328
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                   1998             1997
                                                              --------------    ------------
OPERATIONS:

  Net investment income                                       $      725,976    $  1,263,308
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts                                 14,386,206      16,831,389
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             185,204,146      82,786,779
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         200,316,328     100,881,476
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                         (1,249,305)       (271,127)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (24,561)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (10,410,993)    (12,005,450)
--------------------------------------------------------------------------------------------
  Class B                                                         (5,720,819)     (1,655,534)
--------------------------------------------------------------------------------------------
  Class C                                                           (104,730)             --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        212,795,024     314,611,429
--------------------------------------------------------------------------------------------
  Class B                                                        191,475,847     232,350,533
--------------------------------------------------------------------------------------------
  Class C                                                         18,945,923       4,027,493
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   606,047,275     637,914,259
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            766,462,613     128,548,354
--------------------------------------------------------------------------------------------
  End of period                                               $1,372,509,888    $766,462,613
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,061,689,138    $638,472,344
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                662,068       1,185,397
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and futures contracts          14,935,710      16,786,046
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures and option contracts                  295,222,972     110,018,826
--------------------------------------------------------------------------------------------
                                                              $1,372,509,888    $766,462,613
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is long-term growth of capital. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as in the case of some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date paid annually.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
H. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $36,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1998, AFS was paid $533,775 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares paid AIM Distributors $1,117,878, $1,835,756, and $52,596 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $700,257 from sales of Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998, AIM Distributors received commissions of $18,367 in contingent deferred sales charges imposed on redemption of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1998, the Fund paid legal fees of $1,790, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $5,873 and $403, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $6,276 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1998 was $508,834,643 and $164,091,146, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:


Aggregate unrealized appreciation of
  investment securities                  $297,913,861
-----------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (4,937,411)
-----------------------------------------------------
Net unrealized appreciation of
  investment securities                  $292,976,450
=====================================================

  Costs of investments for tax purposes is $1,077,606,418.

NOTE 7-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1998 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                       --------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS     PAID
                                       ---------   --------
Beginning of year                          --      $    --
-----------------------------------------------------------
Purchased                                 300       42,150
-----------------------------------------------------------
Closed                                     --           --
-----------------------------------------------------------
End of year                               300       42,150
==========================================================

Open put option contracts purchased at April 30, 1998 were as follows:

                                                                  APRIL 30,
                                                                    1998
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS    MARKET      UNREALIZED
                        MONTH     PRICE    CONTRACTS     PAID       VALUE     APPRECIATION
                       --------   ------   ---------   --------   ---------   ------------
Corning Inc.             Aug       $40        300      $42,150     $69,375      $27,225
==========================================================================================


NOTE 8-FUTURES CONTRACTS

On April 30, 1998, $2,010,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                 NO. OF       MONTH/      UNREALIZED
  CONTRACT      CONTRACTS   COMMITMENT   APPRECIATION
  --------      ---------   ----------   ------------
S&P 500 Index      180        Jun. 98    $ 1,831,500
=====================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                                                    APRIL 30, 1998              OCTOBER 31, 1997
                                                              --------------------------   --------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   -------------
Sold:
  Class A                                                     11,281,539   $ 379,621,333   16,335,583   $ 455,558,096
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      6,183,927     207,916,503    8,938,415     251,600,263
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       693,271      23,883,076      130,145       4,084,511
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        356,116      11,149,944      475,797      11,419,078
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        174,178       5,425,636       59,879       1,437,104
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                         2,694          83,922           --              --
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (5,258,356)   (177,976,253)  (5,338,702)   (152,365,745)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (652,252)    (21,866,292)    (714,558)    (20,686,834)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (143,592)     (5,021,075)      (1,794)        (57,018)
---------------------------------------------------------------------------------------------------------------------
                                                              12,637,525   $ 423,216,794   19,884,765   $ 550,989,455
=====================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1998, the year ended October 31, 1997, the one month ended October 31, 1996 and each of the years in the four-year period ended September 30, 1996, for a share of Class B capital stock outstanding during the six months ended April 30, 1998, the year ended October 31, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                                              OCTOBER 31,                           SEPTEMBER 30,
                                          APRIL 30,      ----------------------     ---------------------------------------------
                                            1998           1997         1996         1996(a)       1995        1994        1993
                                          ---------      ---------    ---------     ---------    --------    --------    --------
Net asset value, beginning of period      $   30.96      $   26.08    $   25.56     $   23.83    $  19.22    $  18.89    $  18.24
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
Income from investment operations:
    Net investment income                      0.07(b)        0.17(b)        --          0.33        0.14        0.15        0.19
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
    Net gains on securities (both
      realized and unrealized)                 6.42           6.93         0.52          4.61        5.05        1.24        0.63
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
        Total from investment operations       6.49           7.10         0.52          4.94        5.19        1.39        0.82
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
Less distributions:
    Dividends from net investment income      (0.07)         (0.05)          --         (0.21)      (0.12)      (0.21)      (0.17)
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
    Distributions from net realized
      gains                                   (0.62)         (2.17)          --         (3.00)      (0.46)      (0.85)         --
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
        Total distributions                   (0.69)         (2.22)          --         (3.21)      (0.58)      (1.06)      (0.17)
----------------------------------------  ---------      ---------    ---------     ---------    --------    --------    --------
Net asset value, end of period            $   36.76      $   30.96    $   26.08     $   25.56    $  23.83    $  19.22    $  18.89
========================================  =========      =========    =========     =========    ========    ========    ========
Total return(c)                               21.34%         29.68%        2.04%        22.39%      27.84%       7.69%       4.54%
========================================  =========      =========    =========     =========    ========    ========    ========
Ratios/supplement data:
Net assets, end of period (000s omitted)  $ 826,072      $ 498,178    $ 120,448     $ 106,415    $ 71,324    $ 60,115    $ 65,112
========================================  =========      =========    =========     =========    ========    ========    ========
Ratio of expenses to average net
  assets(d)                                    1.27%(e)(f)    1.31%        1.30%(g)      1.26%        1.3%        1.4%        1.3%
========================================  =========      =========    =========     =========    ========    ========    ========
Ratio of net investment income to
  average net assets(h)                        0.40%(e)       0.50%        0.12%(g)      0.53%        0.7%        0.8%        1.0%
========================================  =========      =========    =========     =========    ========    ========    ========
Portfolio turnover rate                          18%            43%          10%           58%         17%         13%         25%
========================================  =========      =========    =========     =========    ========    ========    ========
Average brokerage commission rate
  paid(i)                                 $  0.0620      $  0.0619    $  0.0665     $  0.0696         N/A         N/A         N/A
========================================  =========      =========    =========     =========    ========    ========    ========

(a) The Fund changed investment advisors on June 3, 1996.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and are not annualized for periods less than one year.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996, and September 30, 1996.

(e) Ratios are annualized and based on average net assets of $644,081,494.

(f) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996.

(i) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                            CLASS B                           CLASS C
                                                              -----------------------------------     ------------------------
                                                                                 OCTOBER 31,
                                                              APRIL 30,      --------------------     APRIL 30,    OCTOBER 31,
                                                                 1998          1997        1996         1998          1997
                                                              ----------     --------    --------     ---------    -----------
Net asset value, beginning of period                           $  30.76      $  26.07    $  25.56     $  30.75      $  31.72
------------------------------------------------------------   --------      --------    --------     ---------     --------
Income from investment operations:
   Net investment income (loss)                                   (0.05)(a)     (0.03)(a)    (0.01)      (0.05)(a)     (0.01)(a)
------------------------------------------------------------   --------      --------    --------     ---------     --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                   6.39          6.92        0.52         6.38         (0.96)
------------------------------------------------------------   --------      --------    --------     ---------     --------
       Total from investment operations                            6.34          6.89        0.51         6.33         (0.97)
------------------------------------------------------------   --------      --------    --------     ---------     --------
Less distributions:
   Dividends from net investment income                              --         (0.03)         --           --            --
------------------------------------------------------------   --------      --------    --------     ---------     --------
   Distributions from net realized gains                          (0.62)        (2.17)         --        (0.62)           --
------------------------------------------------------------   --------      --------    --------     ---------     --------
       Total distributions                                        (0.62)        (2.20)         --        (0.62)           --
============================================================   ========      ========    ========     =========     ========
Net asset value, end of period                                 $  36.48      $  30.76    $  26.07     $  36.46      $  30.75
============================================================   ========      ========    ========     =========     ========
Total return(b)                                                   20.94%        28.81%       2.00%       20.91%        (3.06)%
============================================================   ========      ========    ========     =========     ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $521,616      $264,337    $  8,101     $  24,822     $  3,947
============================================================   ========      ========    ========     =========     ========
Ratio of expenses to average net assets(c)                         1.96%(d)(e)   2.09%       2.01%(f)      1.96%(d)(e)  2.09%(f)
============================================================   ========      ========    ========     =========     ========
Ratio of net investment income (loss) to average net
 assets(g)                                                        (0.29)%(d)    (0.28)%     (0.58)%(f)    (0.29)%(d)   (0.28)%(f)
============================================================   ========      ========    ========     =========     ========
Portfolio turnover rate                                              18%           43%         10%          18%           43%
============================================================   ========      ========    ========     =========     ========
Average brokerage commission rate paid(h)                      $ 0.0620      $ 0.0619    $ 0.0665     $ 0.0620      $ 0.0619
============================================================   ========      ========    ========     =========     ========

(a)  Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for 1997-1996 for Class B and 2.12% (annualized) for 1997 for Class C.

(d) Ratios are annualized and based on average net assets of $370,193,805 and $10,606,300 for Class B and Class C,
     respectively.

(e) Ratios include expenses paid indirectly. Excluding expenses paid indirectly, the ratios of expenses to average net assets would have been the same.

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for 1997-1996 for Class B and (0.31)% (annualized) for 1997 for Class C.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                 OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                         11 Greenway Plaza
Chairman                                    Chairman                                 Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                INVESTMENT ADVISOR
Director
ACE Limited;                                John J. Arthur                           A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer      11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                          Carol F. Relihan                         Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                         TRANSFER AGENT
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                    A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Edward K. Dunn Jr.                          Jonathan C. Schoolar                     Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;        Senior Vice President
Formerly Vice Chairman and President,                                                CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and    Dana R. Sutton
President, Mercantile Bankshares            Vice President and Assistant Treasurer   State Street Bank and Trust Company
                                                                                     225 Franklin Street
Jack Fields                                 Melville B. Cox                          Boston MA 02110
Chief Executive Officer                     Vice President
Texana Global, Inc.;                                                                 COUNSEL TO THE FUND
Formerly Member                             Renee A. Bamford
of the U.S. House of Representatives        Assistant Secretary                      Ballard Spahr
                                                                                     Andrews & Ingersoll, LLP
Carl Frischling                             P. Michelle Grace                        1735 Market Street
Partner                                     Assistant Secretary                      Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                            Jeffrey H. Kupor                         COUNSEL TO THE DIRECTORS
Robert H. Graham                            Assistant Secretary
President and Chief Executive Officer                                                Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                 Nancy L. Martin                          919 Third Avenue
                                            Assistant Secretary                      New York, NY 10022
John F. Kroeger
Formerly Consultant                         Ofelia M. Mayo                           DISTRIBUTOR
Wendell & Stockel Associates, Inc.          Assistant Secretary
                                                                                     A I M Distributors, Inc.
Lewis F. Pennock                            Lisa A. Moss                             11 Greenway Plaza
Attorney                                    Assistant Secretary                      Suite 100
                                                                                     Houston, TX 77046
Ian W. Robinson                             Kathleen J. Pflueger
Consultant; Formerly Executive              Assistant Secretary
Vice President and
Chief Financial Officer                     Samuel D. Sirko
Bell Atlantic Management                    Assistant Secretary
Services, Inc.
                                            Stephen I. Winer
Louis S. Sklar                              Assistant Secretary
Executive Vice President
Hines Interests                             Mary J. Benson
Limited Partnership                         Assistant Treasurer

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                     -------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                     -------------------------------------

                                                                     The AIM Family of Funds--Registered Trademark--

                                                                     FOR AGGRESSIVE GROWTH
                                                                     AIM Aggressive Growth Fund*
                                                                     AIM Asian Growth Fund
                                                                     AIM Capital Development Fund
                                                                     AIM Constellation Fund
                                                                     AIM European Development Fund
                                                                     AIM Global Aggressive Growth Fund

                    [PHOTO of                                        FOR GROWTH OF CAPITAL
                 11 GREENWAY PLAZA                                   AIM Advisor International Value Fund
                  APPEARS HERE]                                      AIM Blue Chip Fund
                                                                     AIM Global Growth Fund
                                                                     AIM International Equity Fund
                                                                     AIM Select Growth Fund**
                                                                     AIM Value Fund
                                                                     AIM Weingarten Fund

                                                                     FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                     AIM Advisor Flex Fund
                                                                     AIM Advisor Large Cap Value Fund
                                                                     AIM Advisor MultiFlex Fund
                                                                     AIM Advisor Real Estate Fund
                                                                     AIM Balanced Fund
                                                                     AIM Charter Fund
                                                                     AIM Global Utilities Fund

                                                                     FOR HIGH CURRENT INCOME OR CURRENT INCOME
                                                                     AIM High Yield Fund
                                                                     AIM Global Income Fund
                                                                     AIM Income Fund

                                                                     FOR CURRENT TAX-FREE INCOME
                                                                     AIM High Income Municipal Fund
                                                                     AIM Municipal Bond Fund
                                                                     AIM Tax-Exempt Bond Fund of Connecticut
                                                                     AIM Tax-Free Intermediate Fund

                                                                     FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                     AIM Intermediate Government Fund
                                                                     AIM Limited Maturity Treasury Fund
A I M Management Group Inc. has provided leadership in the           AIM Money Market Fund
mutual fund industry since 1976 and managed approximately            AIM Tax-Exempt Cash Fund
$89 billion in assets for more than 4.4 million shareholders,
including individual investors, corporate clients, and financial     * AIM Aggressive Growth Fund was closed to new investors on
institutions, as of March 31, 1998. The AIM Family of                June 5, 1997.
Funds--Registered Trademark-- is distributed nationwide, and         ** On May 1, 1998, AIM Growth Fund was renamed AIM Select
AIM today ranks among the nation's top 15 mutual fund                Growth Fund. For more complete information about any AIM
companies in assets under management, according to Lipper            Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                            financial consultant or securities dealer for a free
                                                                     prospectus(es). Please read the prospectus(es) carefully
                                                                     before you invest or send money.

                                                                         INVEST WITH DISCIPLINE(SM)